SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                              WCI Communities, Inc.

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                                Icahn Onshore LP
                                CCI Onshore Corp.
                          Icahn Partners Master Fund LP
                                Icahn Offshore LP
                               CCI Offshore Corp.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                  Carl C. Icahn

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

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       pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
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previously.  Identify the previous filing by registration  statement  number, or
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

On March 13, 2007, Carl Icahn issued a press release; a copy of the press release is filed as Exhibit 1 hereto and is incorporated herein by reference.

IMPORTANT INFORMATION: HIGH RIVER LIMITED PARTNERSHIP AND THE ENTITIES MANAGED BY ICAHN MANAGEMENT LP HAVE NOT YET COMMENCED THE TENDER OFFER REFERRED TO IN THIS STATEMENT. UPON THE COMMENCEMENT OF ANY TENDER OFFER, THEY WILL FILE A TENDER OFFER STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND SHOULD BE READ BY SECURITY HOLDERS. IF THE TENDER OFFER IS COMMENCED, ONE WILL BE ABLE TO OBTAIN AT NO CHARGE (I) THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV, AND (II) THE OFFER TO PURCHASE AND ALL RELATED DOCUMENTS FROM THE OFFERORS.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF WCI COMMUNITIES, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF WCI COMMUNITIES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2007.

                                                                       EXHIBIT 1
                              FOR IMMEDIATE RELEASE

               ICAHN AFFILIATES TO MAKE TENDER OFFERFOR SHARES OF
                    WCI COMMUNITIES, INC.AT $22.00 PER SHARE

New York, NY, March 13, 2007 - Carl Icahn today announced that his affiliated entities, High River Limited Partnership and entities managed by Icahn Management LP, intend to initiate an "any and all" tender offer, not subject to any minimum condition, for the common stock of WCI Communities, Inc. at $22.00 per share.

Closing of the tender offer will be subject to, among other things, the redemption of the Company's recently adopted "poison pill" by the board. Mr. Icahn indicated that to the extent the current board prevents the conditions from being satisfied, he intends to leave the tender offer open and intends that our proposed nominees, if elected, would, subject to their fiduciary duties, cause the conditions to be met so that the $22.00 "any and all" tender offer can be consummated. The tender offer will not be subject to due diligence or financing.

Mr. Icahn stated that "we believe that the board and CEO of WCI have not enabled the Company to maximize the potential of its unique set of assets which trade at a discount to their GAAP book value. If elected, we expect our slate, in a manner consistent with their fiduciary duties, to ensure these unique assets are properly marshaled through the current residential housing industry downturn."

WCI's board and CEO have stated emphatically and more than once that now is not the time to sell the Company. Mr. Icahn commented, "this is one of the very few times that management has been correct about anything." Mr. Icahn continued "while clearly now is not the right time to sell, in my opinion Mr. Starkey and the current board are not qualified to navigate WCI through the difficult industry conditions that lie ahead. We question whether Mr. Starkey and the current board have the ability or the expertise to take advantage of the complex strategic opportunities that I believe may present themselves. Additionally, mergers, including the possible sale of the company in the future at the right time and price, may be overlooked by the current board."

Carl Icahn concluded that "this tender offer will be in the best interests of all shareholders in that it would provide immediate liquidity at a premium for those shareholders who are concerned with the current housing industry downturn while also providing the opportunity for those shareholders who, like us, believe in the long-term prospects of the company to realize any potential upside."

IMPORTANT INFORMATION: HIGH RIVER LIMITED PARTNERSHIP AND THE ENTITIES MANAGED BY ICAHN MANAGEMENT LP HAVE NOT YET COMMENCED THE TENDER OFFER REFERRED TO IN THIS PRESS RELEASE. UPON THE COMMENCEMENT OF ANY TENDER OFFER, THEY WILL FILE A TENDER OFFER STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND SHOULD BE READ BY SECURITY HOLDERS. IF THE TENDER OFFER IS COMMENCED, ONE WILL BE ABLE TO OBTAIN AT NO CHARGE (I) THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV, AND (II) THE OFFER TO PURCHASE AND ALL RELATED DOCUMENTS FROM THE OFFERORS.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF WCI COMMUNITIES, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF WCI COMMUNITIES, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2007.

                      CONTACT: SUSAN GORDON (212) 702-4309